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Annual Report

July 31, 2002

MuniHoldings
New Jersey
Insured Fund, Inc.

www.mlim.ml.com

                   MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New Jersey Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2002

TO OUR SHAREHOLDERS

For the 12-month period ended July 31, 2002, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. earned $0.871 per share income dividends, which included earned and unpaid dividends, of $0.073. This represents a net annualized yield of 5.85%, based on a year-end net asset value of $14.90 per share. During the same period, the total investment return on the Fund's Common Stock was +9.16%, based on a change in per share net asset value from $14.54 to $14.90, and assuming reinvestment of $0.864 per share ordinary income dividends.

For the six-month period ended July 31, 2002, the Fund's Common Stock had a total investment return of +6.31%, based on a change in per share net asset value from $14.47 to $14.90, and assuming reinvestment of $0.438 per share ordinary income dividends.

For the six-month period ended July 31, 2002, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 1.17%; Series B, 1.23%; Series C, 1.25%; Series D, 1.19%; and Series E, 1.27%.

The Municipal Market Environment

During the six-month period ended July 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but further declines in manufacturing employment. The index of leading economic indicators generally rose in late 2001 and early 2002, suggesting that economic activity was likely to expand later in the year. Furthermore, in February 2002, U.S. gross domestic product (GDP) growth for the fourth quarter of 2001 was revised higher to 1.7%, signaling significantly improving economic conditions relative to earlier in 2001. These positive economic fundamentals, however, were largely offset by U.S. equity market volatility. The initial disclosure of accounting irregularities at Enron Corporation in early February exacerbated earlier equity volatility. At the end of February 2002, long-term U.S. Treasury bond yields were approximately 5.40%.

In early March 2002, a number of economic indicators, including surging existing home sales, solid consumer spending and positive non-farm payroll growth following several months of job losses, suggested U.S. economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future U.S. economic growth, noting that while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push U.S. equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board's actions taken during the past 15 months. By the end of March 2002, long-term U.S. Treasury bond yields stood at 5.80%, their highest level in over 18 months.

During the past few months, however, bond yields reversed course to move sharply lower. Positive economic fundamentals were again overwhelmed by falling equity valuations and declines in investor confidence. U.S. GDP activity in the first quarter of 2002, while recently revised downward to 5%, was considerably above the level of economic growth seen at the end of 2001. Additionally, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, have pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets have convinced most investors to conclude recently that the Federal Reserve Board is unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices have been boosted by erupting Middle East and India/ Pakistan conflicts, as many international investors prefer the safe haven status of U.S. Treasury securities. At June 30, 2002, long-term U.S. Treasury bond yields had declined to 5.50%.

In late July, U.S. GDP growth for the second quarter of 2002 was initially estimated at 1.1%. While subject to considerable revision, this initial estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer, but business confidence as well, and undermining the economic growth witnessed earlier this year. Some analysts have extrapolated that recent weakness will continue, if not accelerate. This brought about forecasts that the Federal Reserve Board may soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during late July. At July 31, 2002, U.S. Treasury bond yield levels had fallen to 5.30%, a decline of approximately 15 basis points (0.15%) during the six-month period ended July 31, 2002.

During the period, municipal bond prices also generally rose. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. In March, however, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, had risen to 5.67%, their highest level in over a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's recent price advances have also been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased in recent months, allowing tax-exempt bond prices to rise. By the end of July 2002, long-term municipal revenue bond yields stood at 5.34%, a decline of over 30 basis points from their recent highs in March.

Solid investment demand during the six-month period ended July 31, 2002 allowed the tax-exempt market to outperform its taxable counterpart in recent months. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows have remained very strong at over $7.7 billion, up more than 60% compared to the same period in 2001. Additionally, this past January and February, investors received nearly $50 billion in investment proceeds from coupon income, bond maturities and early redemptions. Given the recent weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal interest rates have continued to move lower in response to the Federal Reserve Board's actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.5% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. Also, it is forecast that investors will have received from June to August approximately an additional $75 billion from bond maturities, proceeds from early bond redemptions and coupon income. Given the lack of strong investment alternatives, it is likely that these monies will continue to support the municipal bond market's currently strong technical environment.

Recent outperformance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Throughout the past six months, more than $165 billion in new long-term municipal bonds was issued, an increase of nearly 20% compared to the same period in 2001. More than $100 billion in long-term tax-exempt securities was underwritten during the July quarter, an increase of over 33% compared to the July 2001 quarter's level. Recent months' issuance has been dominated by a number of issues each of whose size has exceeded $1 billion. While these mega-deals have caused some temporary price disruptions, imbalances have been short-lived as these underwritings have been attractively priced and in-state demand has been very strong. Apart from the mega-deals, increased issuance has been well received as investor demand for the tax-advantaged, non-equity securities has been strong.

In the coming months, we believe interest rates are likely to remain volatile with an expected upward bias. However, until equity market conditions stabilize, interest rates could stay near their present historically low levels. While recent stock market declines appear to have


                                     2 & 3

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2002

negatively affected economic growth in July 2002, business activity is likely to accelerate going forward. Governmental stimulus in response to the September 11, 2001 attacks has been significant. The ongoing U.S. military response to worldwide terrorism has helped reduce a once-sizable Federal surplus to a material deficit. Further military action in early 2003 would only result in increased Federal spending, higher deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines have helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained well contained, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, the U.S. economic recovery is also likely to be a moderate process. Similarly, this suggests that the pace of any interest rate increases would be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.

Portfolio Strategy

Despite further market gains during the six months ended July 31, 2002, a competitive distribution yield largely offset the Fund's more defensive investment stance that we recently adopted. In positioning the Fund for higher interest rates, some potential gains were sacrificed in exchange for a lower degree of interest rate risk and volatility. We undertook a number of measures to accomplish this goal, including a reduction in the average maturity of the Fund and the implementation of a modest hedge employing 10-year U.S. Treasury note futures. While cash reserves were minimal for the period, more than 65% of the Fund's holdings are set to mature in less than 20 years. Our decision to allocate Fund assets accordingly reflected the shape of the municipal yield curve and our recognition that approximately 90%-95% of the yield available on 30-year municipal bonds can be derived by investing in the 15-year - 20-year sector. In light of a generally cautious investment outlook, this appeared to be a reasonable tradeoff, given the lower degree of interest rate risk achieved by investing in shorter maturities.

With the foregoing strategy in mind, our efforts were also directed toward maintaining the Fund's competitive income distribution by modestly raising the credit risk profile of the Fund. This was accomplished through selective increases in exposure to low investment-grade health care bonds. Municipal credit spreads remain attractive compared to historical averages and, within the context of a recovering economy, represent a good value and should offer solid total return prospects in coming months. In addition, many of the Fund's housing bonds were subject to prepayment calls that occur when individuals holding the underlying mortgages refinance or sell their homes. These bond redemptions typically happen at an inopportune time when interest rates are low. As such, reinvestment of the proceeds generally entails accepting a reduced income stream; however, given the favorable risk/reward ratio presently in the market, the effect of these prepayments on the overall Fund was limited by reinvesting in low investment-grade municipal bonds. Nevertheless, we continued to be mindful of the relatively conservative approach mandated by the Fund's investment restrictions. At July 31, 2002, 91% of the Fund's assets were insured and were rated AAA by at least one of the major rating agencies. We implemented our strategy as a means to capture perceived value in the marketplace and as such we did not reflect a departure from past practices.

The State of New Jersey's general obligation rating has been downgraded by both Moody's Investor Service and Standard & Poor's and presently stands at Aa2 and AA, respectively. These actions, taken within the last six months, reflect a deteriorating fiscal situation brought about by declining revenue projections amidst sluggish economic growth. Balancing the budget for fiscal 2002 required a significant reduction in the state's available general fund reserves that will likely reduce fiscal flexibility in later years. While Moody's maintains a negative outlook, both rating agencies cite such underlying fundamental strengths as a highly educated workforce and a diverse economic base as reason to be optimistic about the state's economic prospects over the long term.

Caution is expected to continue to characterize the Fund's investment stance during the next six months as prospects for heavy new-issue municipal volume will put pressure on a market expected to weaken against the backdrop of a strengthening economy. Barring any major change in the stance of the Fund's benchmark, we do not anticipate any significant alteration in Fund duration. As evidenced by recent favorable performance results when interest rates rose, we believe the Fund is positioned appropriately, given our investment outlook. However, to the extent that fixed income markets remain buoyant, we expect that the Fund may not be able to provide enhanced results.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 1%-1.25% range. This decline, in combination with a steep tax-exempt yield curve, has generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. While modest increases in short-term interest rates are a possibility later this year, these increases are unlikely to result in significantly higher borrowing costs for the Fund. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield paid on the Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings New Jersey Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

August 27, 2002

We are pleased to announce that Theodore R. Jaeckel Jr. is responsible for the day-to-day management of MuniHoldings New Jersey Insured Fund, Inc. Mr. Jaeckel joined Merrill Lynch Investment Managers, L.P. in 1991 as Portfolio Manager.


                                     4 & 5

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                    S&P   Moody's   Face
STATE             Ratings Ratings  Amount   Issue                                                                         Value
==================================================================================================================================
New Jersey--141.4%  AAA    Aaa    $ 1,875   Atlantic Highlands, New Jersey, Highland Regional Sewer Authority,
                                            Sewer Revenue Refunding Bonds, 5.50% due 1/01/2020 (b)                       $   2,011
                    --------------------------------------------------------------------------------------------------------------
                                            Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds (c):
                    AAA    Aaa      1,540     5.50% due 9/01/2016                                                            1,674
                    AAA    Aaa      2,635     5.375% due 9/01/2019                                                           2,782
                    --------------------------------------------------------------------------------------------------------------
                    NR*    Aaa        430   Carteret, New Jersey, Board of Education, COP, 6% due 1/15/2024 (d)                471
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      6,210   Casino Reinvestment Development Authority, New Jersey, Parking Fee Revenue
                                            Bonds, Series A, 5.25% due 10/01/2017 (c)                                        6,454
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      2,005   Delaware River and Bay Authority Revenue Bonds, Series A,
                                            5.625% due 1/01/2018 (a)                                                         2,187
                    --------------------------------------------------------------------------------------------------------------
                                            Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                            Bonds (c):
                    AAA    Aaa      5,000     5.50% due 1/01/2012                                                            5,514
                    AAA    Aaa      6,000     5.625% due 1/01/2013                                                           6,649
                    AAA    Aaa        500     5.75% due 1/01/2015                                                              556
                    AAA    Aaa      4,865     6% due 1/01/2018                                                               5,491
                    AAA    Aaa      5,525     6% due 1/01/2019                                                               6,235
                    AAA    Aaa      2,425     (Port District Project), Series B, 5.625% due 1/01/2026                        2,632
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      7,895   East Orange, New Jersey, Board of Education, COP,
                                            5.50% due 8/01/2012 (c)                                                          8,905
                    --------------------------------------------------------------------------------------------------------------
                    NR*    Aaa      1,000   East Orange, New Jersey, Water Utility, GO, Refunding,
                                            5.70% due 6/15/2022 (a)                                                          1,066
                    --------------------------------------------------------------------------------------------------------------
                                            Essex County, New Jersey, Improvement Authority, Lease Revenue Bonds:
                    NR*    Aaa      4,000     (Correctional Facility Project), 6% due 10/01/2025 (b)                         4,502
                    NR*    Aaa      3,100     (County Correctional Facility Project), 5.75% due 10/01/2030                   3,422
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      3,300   Essex County, New Jersey, Improvement Authority, Lease Revenue Refunding
                                            Bonds (County Jail and Youth House Project), 5.35% due 12/01/2024 (a)            3,396
                    --------------------------------------------------------------------------------------------------------------
                                            Essex County, New Jersey, Improvement Authority, Utility System
                                            Revenue Bonds (d):
                    AAA    Aaa      2,705     (East Orange Franchise), 6% due 7/01/2018                                      2,997
                    AAA    Aaa      3,050     (Orange Franchise), Series A, 5.75% due 7/01/2027                              3,219
                    --------------------------------------------------------------------------------------------------------------
                                            Ewing Township, New Jersey, School District, GO (b):
                    NR*    Aaa      1,805     5.30% due 8/01/2019                                                            1,881
                    NR*    Aaa      1,780     5.30% due 8/01/2020                                                            1,846
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      1,240   Freehold, New Jersey, Regional High School District, GO, Refunding,
                                            5% due 3/01/2016 (b)                                                             1,329
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      2,883   Freehold Township, New Jersey, Board of Education, GO,
                                            5.25% due 2/15/2032 (d)                                                          2,948
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      1,500   Hoboken, New Jersey, Parking Authority, Parking Revenue Bonds, Series A,
                                            5.30% due 5/01/2027 (a)                                                          1,552
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      2,040   Hopewell Valley, New Jersey, Regional School District, GO, Refunding,
                                            5% due 8/15/2014 (b)                                                             2,169
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        765   Jersey City, New Jersey, GO, Refunding, Quality School, Series A,
                                            5.375% due 9/01/2017 (c)                                                           821
                    --------------------------------------------------------------------------------------------------------------
                                            Lafayette Yard, New Jersey, Community Development Revenue Bonds
                                            (Hotel/Conference Center Project) (d)(e):
                    NR*    Aaa      5,250     6% due 4/01/2010                                                               6,143
                    NR*    Aaa      1,125     6.125% due 4/01/2010                                                           1,326
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        825   Lopatcong Township, New Jersey, Board of Education, GO,
                                            5.70% due 7/15/2010 (c)(e)                                                         946
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      1,000   Marlboro Township, New Jersey, Board of Education, GO,
                                            5.25% due 7/15/2017 (c)                                                          1,055
                    --------------------------------------------------------------------------------------------------------------
                                            Middlesex County, New Jersey, COP (d):
                    AAA    Aaa      1,375     5.50% due 8/01/2016                                                            1,513
                    AAA    Aaa      1,550     5.25% due 6/15/2023                                                            1,596
                    --------------------------------------------------------------------------------------------------------------
                                            Middlesex County, New Jersey, Improvement Authority, Lease Revenue
                                            Bonds (Educational Services Community Projects):
                    AAA    Aaa      3,970     5.70% due 7/15/2020                                                            4,329
                    AAA    Aaa      5,270     6% due 7/15/2025                                                               5,834
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        500   Middlesex County, New Jersey, Improvement Authority Revenue Bonds (Senior
                                            Citizens Housing Project), AMT, 5.50% due 9/01/2030 (a)                            517
                    --------------------------------------------------------------------------------------------------------------
                                            Monmouth County, New Jersey, Improvement Authority, Revenue Refunding
                                            Bonds (a):
                    AAA    Aaa      1,540     5.35% due 12/01/2017                                                           1,647
                    AAA    Aaa      1,470     5.375% due 12/01/2018                                                          1,565
                    --------------------------------------------------------------------------------------------------------------
                    NR*    Aaa      1,000   Monroe Township, New Jersey, Municipal Utilities Authority, Middlesex
                                            County Revenue Refunding Bonds, 5.25% due 2/01/2016 (b)                          1,069
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      2,304   Mount Laurel Township, New Jersey, Board of Education, GO,
                                            5.60% due 8/01/2019 (b)                                                          2,448
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      3,060   New Jersey EDA, Construction Revenue Bonds, GO (School Facilities),
                                            Series A, 5.50% due 6/15/2012 (a)                                                3,458
                    --------------------------------------------------------------------------------------------------------------
                    A1+    NR*        300   New Jersey EDA, Economic Development Revenue Refunding Bonds (Foreign
                                            Trade Zone Project), VRDN, 1.45% due 12/01/2007 (g)                                300
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      5,000   New Jersey EDA, Lease Revenue Bonds (University of Medicine and
                                            Dentistry--International Center for Public Health Project),
                                            6% due 6/01/2032 (a)                                                             5,454
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds, AMT (d):
                    AAA    Aaa     18,920     (NUI Corporation Projects), Series A, 5.70% due 6/01/2032                     19,768
                    NR*    Aaa      3,155     RIB, Series 161, 9.68% due 6/01/2032 (f)                                       3,438
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey EDA, Parking Facility Revenue Bonds (Elizabeth Development
                                            Company Project) (b):
                    AAA    Aaa      1,430     5.60% due 10/15/2019                                                           1,531
                    AAA    Aaa      1,000     5.60% due 10/15/2026                                                           1,053
                    --------------------------------------------------------------------------------------------------------------
                    AAA    NR*      4,580   New Jersey EDA Revenue Bonds, DRIVERS, Series 219, 10.33%
                                            due 5/01/2016 (c)(f)                                                             5,637
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey EDA, School Facilities Construction Revenue Bonds, Series A (a):
                    AAA    Aaa      1,100     5.125% due 6/15/2014                                                           1,184
                    AAA    Aaa      7,000     5.25% due 6/15/2017                                                            7,449
                    AAA    Aaa      7,200     5.25% due 6/15/2018                                                            7,607
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                            Projects) (a):
                    AAA    Aaa      3,000     6% due 6/15/2015                                                               3,406
                    AAA    Aaa      4,620     6.25% due 6/15/2020                                                            5,239
                    --------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes


                                     6 & 7

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P   Moody's   Face
STATE             Ratings Ratings  Amount   Issue                                                                         Value
==================================================================================================================================
New Jersey                                  New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of
(continued)                                 New Jersey Inc. Project), VRDN (a)(g):
                    A1+    VMIG1@  $  890     AMT, Series C, 1.40% due 11/01/2025                                        $     890
                    A1+    VMIG1@     600     Series A, 1.45% due 11/01/2026                                                   600
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                    AAA    Aaa      2,820     (Society of the Valley Hospital), 5.375% due 7/01/2025 (a)                     2,914
                    NR*    Baa1     5,440     (South Jersey Hospital), 6% due 7/01/2026                                      5,505
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey Health Care Facilities Financing Authority, Revenue
                                            Refunding Bonds:
                    AAA    Aaa      4,000     (AHS Hospital Corporation), Series A, 6% due 7/01/2013                         4,675
                    A-     A3       1,455     (Atlantic City Medical Center), 6.25% due 7/01/2017                            1,595
                    A-     A3       3,500     (Atlantic City Medical Center), 5.75% due 7/01/2025                            3,577
                    BBB+   NR*      1,775     (Holy Name Hospital), 6% due 7/01/2025                                         1,775
                    AAA    Aaa      1,000     (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)            1,035
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey Sports and Exposition Authority, State Contract Revenue
                                            Bonds (d):
                    AAA    Aaa      2,400     Series A, 6% due 3/01/2013                                                     2,736
                    A1+    VMIG1@     100     VRDN, Series C, 1.30% due 9/01/2024 (g)                                          100
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey State Educational Facilities Authority Revenue Bonds:
                    AAA    Aaa      8,905     (Capital Improvement Fund), Series A, 5.75% due 9/01/2017 (c)                  9,913
                    AAA    Aaa      9,420     (Capital Improvement Fund), Series A, 5.75% due 9/01/2018 (c)                 10,418
                    AAA    Aaa      2,000     (Princeton Theological), Series B, 5.90% due 7/01/2026                         2,110
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey State Educational Facilities Authority, Revenue Refunding
                                            Bonds:
                    AA     NR*      2,045     (Rider University), 5.25% due 7/01/2012                                        2,268
                    AA     NR*      1,000     (Rider University), 5.25% due 7/01/2014                                        1,092
                    AAA    Aaa      2,375     (Rowan University), Series C, 5.25% due 7/01/2017 (b)                          2,542
                    AAA    Aaa      2,820     (Rowan University), Series C, 5.25% due 7/01/2018 (b)                          2,995
                    AAA    Aaa      2,635     (Rowan University), Series C, 5.25% due 7/01/2019 (b)                          2,779
                    AAA    Aaa      4,000     (University of Medicine and Dentistry), Series B,
                                               5.25% due 12/01/2017 (a)                                                      4,140
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey State Highway Authority, Garden State Parkway, General
                                            Revenue Refunding Bonds:
                    AAA    Aaa      3,200     5.75% due 1/01/2015 (b)                                                        3,589
                    AA-    A1       1,900     5.625% due 1/01/2030                                                           2,015
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey State Highway Authority, Garden State Parkway, General
                                            Revenue Refunding Bonds, Senior Parkway (b):
                    AAA    Aaa      2,000     5.25% due 1/01/2018                                                            2,119
                    AAA    Aaa      3,085     5.25% due 1/01/2019                                                            3,246
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                            Revenue Bonds (d):
                    AAA    Aaa      8,140     AMT, Series K, 6.375% due 10/01/2026                                           8,453
                    AAA    Aaa      1,555     AMT, Series M, 6.95% due 10/01/2022                                            1,630
                    AAA    Aaa      5,310     AMT, Series M, 7% due 10/01/2026                                               5,570
                    AAA    Aaa      1,000     AMT, Series U, 5.60% due 10/01/2012                                            1,063
                    AAA    Aaa      2,820     AMT, Series U, 5.65% due 10/01/2013                                            2,987
                    AAA    Aaa      3,000     AMT, Series U, 5.75% due 4/01/2018                                             3,141
                    AAA    Aaa      2,320     AMT, Series U, 5.85% due 4/01/2029                                             2,400
                    AAA    Aaa      2,540     Series L, 6.65% due 10/01/2014                                                 2,655
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                            Revenue Refunding Bonds, AMT, Series S (d):
                    AAA    Aaa      2,440     5.95% due 10/01/2017                                                           2,574
                    AAA    Aaa      2,050     6.05% due 10/01/2028                                                           2,142
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey State Transit Corporation, COP (Federal Transit
                                            Administration Grants), Series A (a)(e):
                    AAA    Aaa      4,000     6% due 9/15/2009                                                               4,658
                    AAA    Aaa      5,000     6.125% due 9/15/2009                                                           5,862
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey State Transportation Trust Fund Authority,
                                            Transportation System Revenue Bonds, Series A:
                    AA-    Aa3      7,740     6% due 6/15/2010 (e)                                                           9,015
                    AA-    Aa3      7,500     6% due 6/15/2010 (e)(h)                                                        8,735
                    AAA    Aaa      2,000     5% due 6/15/2015 (c)                                                           2,079
                    AAA    NR*     10,000     5.25% due 6/15/2015 (d)                                                       10,635
                    AAA    Aaa      3,000     5.75% due 6/15/2015 (d)                                                        3,462
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey State Transportation Trust Fund Authority,
                                            Transportation System Revenue Refunding Bonds, Series B:
                    AAA    Aaa      2,500     6% due 12/15/2017 (d)                                                          2,871
                    AAA    Aaa      6,605     6% due 12/15/2018                                                              7,545
                    AAA    Aaa      7,440     6% due 12/15/2019                                                              8,462
                    --------------------------------------------------------------------------------------------------------------
                                            New Jersey State Turnpike Authority, Turnpike Revenue
                                            Refunding Bonds (d):
                    AAA    Aaa     20,000     Series A, 5.75% due 1/01/2019                                                 21,864
                    AAA    Aaa      5,520     Series C, 6.50% due 1/01/2016                                                  6,773
                    --------------------------------------------------------------------------------------------------------------
                                            North Bergen Township, New Jersey, Board of Education, COP (c):
                    NR*    Aaa      1,250     5% due 12/15/2018                                                              1,295
                    NR*    Aaa      1,000     6% due 12/15/2019                                                              1,128
                    NR*    Aaa      1,580     6.25% due 12/15/2020                                                           1,813
                    NR*    Aaa      1,680     6.25% due 12/15/2021                                                           1,914
                    --------------------------------------------------------------------------------------------------------------
                    NR*    Aaa      3,035   Orange Township, New Jersey, Municipal Utility and Lease, GO,
                                            Refunding, Series C, 5.10% due 12/01/2017 (d)                                    3,177
                    --------------------------------------------------------------------------------------------------------------
                                            Passaic County, New Jersey, GO, Refunding (c):
                    NR*    Aaa      2,170     5.25% due 6/01/2014                                                            2,382
                    NR*    Aaa      2,360     5.25% due 6/01/2015                                                            2,572
                    NR*    Aaa      2,350     5.25% due 6/01/2016                                                            2,543
                    --------------------------------------------------------------------------------------------------------------
                                            Paterson, New Jersey, Public School District, COP (d):
                    NR*    Aaa      1,980     6.125% due 11/01/2015                                                          2,272
                    NR*    Aaa      2,000     6.25% due 11/01/2019                                                           2,293
                    --------------------------------------------------------------------------------------------------------------
                                            Salem County, New Jersey, Industrial Pollution Control Financing
                                            Authority, Revenue Refunding Bonds:
                    AAA    Aaa      5,000     (Atlantic City Electric Company), 6.15% due 6/01/2029 (c)                      5,457
                    AAA    Aaa      2,000     (Public Service Electric & Gas), Series C, 5.55% due 11/01/2033 (d)            2,072
                    --------------------------------------------------------------------------------------------------------------


                                     8 & 9

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                    S&P   Moody's   Face
STATE             Ratings Ratings  Amount   Issue                                                                         Value
==================================================================================================================================
New Jersey          AAA    Aaa    $ 4,325   Trenton, New Jersey, Parking Authority, Parking Revenue
(concluded)                                 Bonds, DRIVERS, Series 221, 10.76% due 4/01/2010 (b)(e)(f)                  $    5,787
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      4,740   University of Medicine and Dentistry, New Jersey, Revenue
                                            Bonds, Series A, 5.50% due 12/01/2027 (a)                                        5,016
                    --------------------------------------------------------------------------------------------------------------
                                            West Deptford Township, New Jersey, GO (b):
                    NR*    Aaa      4,170     5.625% due 9/01/2026                                                           4,438
                    NR*    Aaa      4,410     5.625% due 9/01/2027                                                           4,692
                    NR*    Aaa      3,615     5.625% due 9/01/2028                                                           3,843
                    NR*    Aaa      4,940     5.625% due 9/01/2029                                                           5,251
                    --------------------------------------------------------------------------------------------------------------
                                            West Orange, New Jersey, Board of Education, COP (d):
                    NR*    Aaa      2,040     5.75% due 10/01/2014                                                           2,285
                    NR*    Aaa      3,615     6% due 10/01/2024                                                              3,961
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      1,600   West Windsor-Plainsboro, New Jersey, Regional School District, GO,
                                            5.50%  due 12/01/2013 (b)                                                        1,708
==================================================================================================================================
New York--8.6%      AAA    Aaa      4,750   Port Authority of New York and New Jersey, Consolidated Revenue
                                            Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2019 (b)                      4,937
                    --------------------------------------------------------------------------------------------------------------
                                            Port Authority of New York and New Jersey, Special Obligation Revenue
                                            Bonds, AMT (d):
                    AAA    NR*      2,375     DRIVERS, Series 192, 9.79% due 12/01/2025 (f)                                  2,520
                    NR*    Aaa      2,165     (JFK International Air Terminal LLC), RIB, Series 157,
                                              9.78% due 12/01/2022 (f)                                                       2,354
                    AAA    Aaa     13,500     (JFK International Air Terminal--Special Project), Series 6,
                                              6.25% due 12/01/2011                                                          15,528
                    AAA    Aaa      1,500     (JFK International Airport Terminal), Series 6,
                                              6.25% due 12/01/2015                                                           1,735
==================================================================================================================================
Puerto Rico--12.9%  NR*    Aaa      7,875   Puerto Rico Commonwealth, GO, RIB, Series 365, 10.36%
                                            due 7/01/2005 (d)(e)(f)                                                          9,704
                    --------------------------------------------------------------------------------------------------------------
                    A      Baa1     6,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                            Transportation Revenue Bonds, Series B, 6% due 7/01/2026 (c)                     6,398
                    --------------------------------------------------------------------------------------------------------------
                                            Puerto Rico Electric Power Authority, Power Revenue Bonds:
                    AAA    Aaa     10,000     Series HH, 5.25% due 7/01/2029 (c)                                            10,235
                    AAA    Aaa      2,355     Series X, 5.50% due 7/01/2025 (d)                                              2,437
                    --------------------------------------------------------------------------------------------------------------
                                            Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                                            Control Facilities Revenue Bonds, Series A:
                    AAA    Aaa      1,780     (Hospital Auxilio Mutuo Obligation Group), 6.25% due 7/01/2024 (d)             1,955
                    AA     Aa2      1,750     (Hospital de la Concepcion), 6.50% due 11/15/2020                              1,973
                    --------------------------------------------------------------------------------------------------------------
                    AAA    Aaa      7,120   Puerto Rico Public Financing Corporation Revenue Bonds (Commonwealth
                                            Appropriation), Series A, 5.50% due 8/01/2019 (d)                                7,713
                    --------------------------------------------------------------------------------------------------------------
                    Total Investments (Cost--$481,495)--162.9%                                                             510,813
                    Variation Margin on Financial Futures Contracts**--(0.1%)                                                 (446)
                    Other Assets Less Liabilities--2.0%                                                                      6,163
                    Preferred Stock, at Redemption Value--(64.8%)                                                         (203,015)
                                                                                                                         ---------
                    Net Assets Applicable to Common Stock--100.0%                                                        $ 313,515
                                                                                                                         =========
==================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2002.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2002.
(h) All or a portion of security held as collateral in connection with open financial futures contracts.
 @    Highest short-term rating by Moody's Investors Service, Inc.
 *    Not Rated.
**    Financial futures contracts sold as of July 31, 2002 were as follows:

                                                                 (in Thousands)
-------------------------------------------------------------------------------
Number of                               Expiration
Contracts           Issue                  Date                        Value
-------------------------------------------------------------------------------
   510       U.S. Treasury Bonds       September 2002                 $56,411
-------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$54,719)                                       $56,411
                                                                      =======
-------------------------------------------------------------------------------

Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.

STATEMENT OF NET ASSETS

                        As of July 31, 2002
===================================================================================================================================
Assets:                 Investments, at value (identified cost--$481,495,137) .......................                  $510,813,375
                        Cash ........................................................................                        42,443
                        Interest receivable .........................................................                     6,608,894
                        Prepaid expenses ............................................................                        15,341
                                                                                                                       ------------
                        Total assets ................................................................                   517,480,053
                                                                                                                       ------------
===================================================================================================================================
Liabilities:            Payables:
                          Variation margin ..........................................................  $    446,250
                          Dividends to Common Stock shareholders ....................................       229,060
                          Investment adviser ........................................................       220,809        896,119
                                                                                                       ------------
                        Accrued expenses ............................................................                       53,678
                                                                                                                      ------------
                        Total liabilities ...........................................................                      949,797
                                                                                                                      ------------
===================================================================================================================================
Preferred Stock:        Preferred Stock, at redemption value, par value $.10 per share
                        (8,120 shares of AMPS* issued and outstanding at $25,000 per share
                        liquidation preference) .....................................................                  203,015,386
                                                                                                                      ------------
===================================================================================================================================
Net Assets              Net assets applicable to Common Stock .......................................                 $313,514,870
Applicable to                                                                                                         ============
Common Stock:
===================================================================================================================================
Analysis of Net         Common Stock, par value $.10 per share (21,038,614 shares issued and
Assets Applicable to    outstanding) ................................................................                 $  2,103,861
Common Stock:           Paid-in capital in excess of par ............................................                  316,252,102
                        Undistributed investment income--net ........................................  $  2,804,638
                        Accumulated realized capital losses on investments--net .....................   (35,272,172)
                        Unrealized appreciation on investments--net .................................    27,626,441
                                                                                                       ------------
                        Total accumulated losses--net ...............................................                   (4,841,093)
                                                                                                                      ------------
                        Total--Equivalent to $14.90 net asset value per share of Common Stock
                        (market price--$14.24) ......................................................                 $313,514,870
                                                                                                                      ============
===================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    10 & 11

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2002

STATEMENT OF OPERATIONS

                       For the Year Ended July 31, 2002
========================================================================================================================
Investment             Interest .........................................................                   $ 26,104,331
Income:
========================================================================================================================
Expenses:              Investment advisory fees .........................................   $  2,798,957
                       Commission fees ..................................................        519,588
                       Accounting services ..............................................        174,254
                       Professional fees ................................................         92,961
                       Transfer agent fees ..............................................         75,239
                       Reorganization expenses ..........................................         74,780
                       Printing and shareholder reports .................................         34,858
                       Custodian fees ...................................................         31,429
                       Directors' fees and expenses .....................................         30,120
                       Listing fees .....................................................         28,293
                       Pricing fees .....................................................         22,896
                       Other ............................................................         67,287
                                                                                            ------------
                       Total expenses before reimbursement ..............................      3,950,662
                       Reimbursement of expenses ........................................       (231,829)
                                                                                            ------------
                       Total expenses after reimbursement ...............................                      3,718,833
                                                                                                            ------------
                       Investment income--net ...........................................                     22,385,498
                                                                                                            ------------
========================================================================================================================
Realized &             Realized gain on investments--net ................................                        913,120
Unrealized Gain        Change in unrealized appreciation/depreciation on investments--net                      5,534,667
On Investments--Net:                                                                                        ------------
                       Total realized and unrealized gain on investments--net ...........                      6,447,787
                                                                                                            ------------
========================================================================================================================
Dividends to           Investment income--net ...........................................                     (3,057,485)
Preferred Stock                                                                                             ------------
Shareholders:          Net Increase in Net Assets Resulting from Operations .............                   $ 25,775,800
                                                                                                            ============
========================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         For the Year Ended
                                                                                                              July 31,
                                                                                                   ------------------------------
                 Increase (Decrease) in Net Assets:                                                    2002             2001+
=================================================================================================================================
Operations:      Investment income--net .........................................................  $  22,385,498    $  20,489,071
                 Realized gain (loss) on investments--net .......................................        913,120          (26,158)
                 Change in unrealized appreciation/depreciation on investments--net .............      5,534,667       25,706,635
                 Dividends to Preferred Stock shareholders ......................................     (3,057,485)      (6,446,254)
                 Write-off of offering costs resulting from the initial issuance of Preferred
                 Stock ..........................................................................             --           67,167
                                                                                                   -------------    -------------
                 Net increase in net assets resulting from operations ...........................     25,775,800       39,790,461
                                                                                                   -------------    -------------
=================================================================================================================================
Dividends to     Investment income--net .........................................................    (18,173,596)     (13,742,015)
Common Stock                                                                                       -------------    -------------
Shareholders:    Net decrease in net assets resulting from dividends to Common Stock shareholders    (18,173,596)     (13,742,015)
                                                                                                   -------------    -------------
=================================================================================================================================
Common Stock     Proceeds from issuance of Common Stock resulting from reorganization ...........             --       45,753,117
Transactions:    Offering costs resulting from the initial issuance of Common Stock .............             --          (24,359)
                                                                                                   -------------    -------------
                 Net increase in net assets derived from Common Stock transactions ..............             --       45,728,758
                                                                                                   -------------    -------------
=================================================================================================================================
Net Assets       Total increase in net assets applicable to Common Stock ........................      7,602,204       71,777,204
Applicable to    Beginning of year ..............................................................    305,912,666      234,135,462
Common Stock:                                                                                      -------------    -------------
                 End of year* ...................................................................  $ 313,514,870    $ 305,912,666
                                                                                                   =============    =============
=================================================================================================================================
                *Undistributed investment income--net ...........................................  $   2,804,638    $   1,440,501
                                                                                                   =============    =============
=================================================================================================================================

+ Certain prior year amounts have been reclassified to current year presentation.

      See Notes to Financial Statements.


                                    12 & 13

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2002

FINANCIAL HIGHLIGHTS


                                                                                                                       For the
                        The following per share data and ratios                                                         Period
                        have been derived from information                          For the Year Ended                 March 11,
                        provided in the financial statements.                             July 31,                     1998+ to
                                                                      ----------------------------------------------   July 31,
                        Increase (Decrease) in Net Asset Value:         2002          2001         2000       1999       1998
===============================================================================================================================
Per Share               Net asset value, beginning of period .......  $  14.54      $  13.14     $  14.47   $  15.09   $  15.00
Operating                                                             --------      --------     --------   --------   --------
Performance:#           Investment income--net .....................      1.06++        1.08         1.07       1.13        .46
                        Realized and unrealized gain (loss) on
                        investments--net ..........................        .31          1.39        (1.27)      (.58)       .16
                        Dividends and distributions to Preferred
                        Stock shareholders:
                           Investment income--net ..................      (.15)         (.34)        (.35)      (.30)      (.12)
                           Realized gain on investments--net .......        --            --           --       (.02)        --
                        Capital write-off (charge) resulting from
                        issuance of Preferred Stock ................        --            --@@         --         --       (.12)
                                                                      --------      --------     --------   --------   --------
                        Total from investment operations ...........      1.22          2.13         (.55)       .23        .38
                                                                      --------      --------     --------   --------   --------
                        Less dividends and distributions to
                        Common Stock shareholders:
                           Investment income--net ..................      (.86)         (.73)        (.78)      (.81)      (.26)
                           Realized gain on investments--net .......        --            --           --       (.01)        --
                           In excess of realized gain on
                           investments--net ........................        --            --           --       (.03)        --
                                                                      --------      --------     --------   --------   --------
                        Total dividends and distributions to
                        Common Stock shareholders ..................      (.86)         (.73)        (.78)      (.85)      (.26)
                                                                      --------      --------     --------   --------   --------
                        Capital charge resulting from issuance of
                        Common Stock ...............................        --            --@@         --         --       (.03)
                                                                      --------      --------     --------   --------   --------
                        Net asset value, end of period .............  $  14.90      $  14.54     $  13.14   $  14.47   $  15.09
                                                                      ========      ========     ========   ========   ========
                        Market price per share, end of period ......  $  14.24      $  12.64     $11.6875   $13.4375   $ 15.375
                                                                      ========      ========     ========   ========   ========
===============================================================================================================================
Total Investment        Based on market price per share ............    20.01%        14.60%       (7.13%)    (7.44%)     4.29%@
Return:**                                                             ========      ========     ========   ========   ========
                        Based on net asset value per share .........     9.16%        17.26%       (3.04%)     1.56%      2.35%@
                                                                      ========      ========     ========   ========   ========
===============================================================================================================================
Ratios Based on         Total expenses, net of reimbursement and
Average Net Assets of   excluding reorganization expenses*** .......     1.19%         1.18%        1.27%      1.22%       .29%*
Common Stock:                                                         ========      ========     ========   ========   ========
                        Total expenses, net of reimbursement*** ....     1.22%         1.18%        1.55%      1.22%       .29%*
                                                                      ========      ========     ========   ========   ========
                        Total expenses*** ..........................     1.29%         1.29%        1.67%      1.31%      1.21%*
                                                                      ========      ========     ========   ========   ========
                        Total investment income--net*** ............     7.32%         7.72%        8.52%      7.32%      8.17%*
                                                                      ========      ========     ========   ========   ========
                        Amount of dividends to Preferred Stock
                        shareholders ...............................     1.00%         2.43%        2.96%      1.93%      2.14%*
                                                                      ========      ========     ========   ========   ========
                        Investment income--net, to Common Stock
                        shareholders ...............................     6.32%         5.29%        5.56%      5.39%      6.03%*
                                                                      ========      ========     ========   ========   ========
===============================================================================================================================
Ratios Based on         Total expenses, net of reimbursement and
Average Net Assets      excluding reorganization expenses ..........      .72%          .69%         .72%       .75%       .18%*
Of Common &                                                           ========      ========     ========   ========   ========
Preferred Stock:***     Total expenses, net of reimbursement .......      .73%          .69%         .88%       .75%       .18%*
                                                                      ========      ========     ========   ========   ========
                        Total expenses .............................      .78%          .76%         .94%       .80%       .76%*
                                                                      ========      ========     ========   ========   ========
                        Total investment income--net ...............     4.40%         4.53%        4.81%      4.48%      5.13%*
                                                                      ========      ========     ========   ========   ========
===============================================================================================================================
Ratios Based on         Dividends to Preferred Stock shareholders ..     1.51%         3.46%        3.84%      3.04%      3.61%*
Average Net Assets of                                                 ========      ========     ========   ========   ========
Preferred Stock:
===============================================================================================================================
Supplemental Data:      Net assets applicable to Common Stock, end
                        of period (in thousands) ...................  $313,515      $305,913     $234,135   $101,300   $104,967
                                                                      ========      ========     ========   ========   ========
                        Preferred Stock outstanding, end of period
                        (in thousands) .............................  $203,000      $203,000     $175,000   $ 68,000   $ 68,000
                                                                      ========      ========     ========   ========   ========
                        Portfolio turnover .........................    20.05%        55.60%      100.11%     64.93%     32.46%
                                                                      ========      ========     ========   ========   ========
===============================================================================================================================
Leverage:               Asset coverage per $1,000 ..................  $  2,544      $  2,507     $  2,338   $  2,490   $  2,544
                                                                      ========      ========     ========   ========   ========
===============================================================================================================================
Dividends Per Share     Series A--Investment income--net ...........  $    356      $    830     $    896   $    763   $    317
On Preferred Stock                                                    ========      ========     ========   ========   ========
Outstanding:+++         Series B--Investment income--net ...........  $    381      $    872     $    898   $    766   $    300
                                                                      ========      ========     ========   ========   ========
                        Series C--Investment income--net ...........  $    389      $    871     $    439         --         --
                                                                      ========      ========     ========   ========   ========
                        Series D--Investment income--net ...........  $    363      $    901     $    418         --         --
                                                                      ========      ========     ========   ========   ========
                        Series E--Investment income--net ...........  $    393      $    310           --         --         --
                                                                      ========      ========     ========   ========   ========
===============================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  +   Commencement of operations.
 ++   Based on average shares outstanding.
+++   The Fund's Preferred Stock was issued on October 19, 1998 (Series A and
      B), March 6, 2000 (Series C and D), and March 5, 2001 (Series E).
  # Certain prior year amounts have been reclassified to conform to current year presentation.
  @   Aggregate total investment return.
 @@   Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    14 & 15

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $52,416 increase in cost of securities (which, in turn, results in a corresponding $52,416 decrease in net unrealized appreciation and a corresponding $52,416 increase in undistributed net investment income), based on securities held by the Fund as of July 31, 2001.

The effect of this change for the year ended July 31, 2002 was to increase net investment income by $18,154, decrease net unrealized appreciation by $17,267 and increase net realized capital losses by $53,303. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statement of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $85,167 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $72,137 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended July 31, 2002, FAM earned fees of $2,798,957 of which $231,829 was waived.

For the year ended July 31, 2002, the Fund reimbursed FAM $18,079 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2002 were $101,228,975 and $100,257,580, respectively.

Net realized gains (losses) for the year ended July 31, 2002 and net unrealized gains (losses) as of July 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                   Realized        Unrealized
                                                 Gains (Losses)   Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ........................   $  1,387,394     $ 29,318,238
Financial futures contracts ..................       (474,274)      (1,691,797)
                                                 ------------     ------------
Total ........................................   $    913,120     $ 27,626,441
                                                 ============     ============
--------------------------------------------------------------------------------


                                    16 & 17

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

As of July 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $29,335,505, of which $29,374,337 related to appreciated securities and $38,832 related to depreciated securities. The aggregate cost of investments at July 31, 2002 for Federal income tax purposes was $481,477,870.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended July 31, 2002 remained constant and during the year ended July 31, 2001 increased by 3,221,459 as a result of reorganization.

Preferred Stock

AMPS are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2002 were Series A, 1.00%; Series B, .91%; Series C, 1.15%; Series D, 1.05% and Series E, 1.15%.

Shares issued and outstanding during the year ended July 31, 2002 remained constant and during the year ended July 31, 2001 increased by 1,120 as a result of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended July 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $281,802 as commissions.

5. Distributions to Shareholders:

On August 8, 2002, an ordinary income dividend of $.073000 was declared. The dividend was paid on August 29, 2002, to shareholders of record on August 19, 2002.

The tax character of distributions paid during the fiscal years ended July 31, 2002 and July 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                  7/31/2002           7/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $21,231,081         $20,188,269
                                                 -----------         -----------
Total distributions ....................         $21,231,081         $20,188,269
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of July 31, 2002, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................         $  2,789,860
Undistributed long-term capital gains--net ..............                   --
                                                                  ------------
Total undistributed earnings--net .......................            2,789,860
Capital loss carryforward ...............................          (35,328,697)*
Unrealized gains--net ...................................           27,697,744**
                                                                  ------------
Total accumulated losses--net ...........................         $ (4,841,093)
                                                                  ============
------------------------------------------------------------------------------

 * On July 31, 2002, the Fund had a net capital loss carryforward of $35,328,697, of which $2,713,832 expires in 2006, $4,022,894 expires in
      2007, $1,794,104 expires in 2008 and $26,797,867 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, unamortized organization costs, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October capital losses for tax purposes.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings New Jersey Insured Fund, Inc.

We have audited the accompanying statement of net assets of MuniHoldings New Jersey Insured Fund, Inc., including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings New Jersey Insured Fund, Inc. at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1f to the financial statements, in 2002 the Fund changed its method of classifying Preferred Stock.


                                                           /s/ Ernst & Young LLP

MetroPark, New Jersey
September 6, 2002


                                    18 & 19

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2002

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of July 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .....................................................           91.0%
AA/Aa .......................................................            4.9
A/A .........................................................            2.3
BBB/Baa .....................................................            1.4
Other* ......................................................            0.4
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings New Jersey Insured Fund, Inc. during its taxable year ended July 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


                                    20 & 21

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 2002

OFFICERS AND DIRECTORS

                                                                                                        Number of
                                                                                                      Portfolios in        Other
                                                  Position(s)   Length                                Fund Complex     Directorships
                                                     Held       of Time    Principal Occupation(s)     Overseen by        Held by
Name                         Address & Age         with Fund    Served      During Past 5 Years          Director         Director
-----------------------------------------------------------------------------------------------------------------------------------
      Interested Director
-----------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*          P.O. Box 9011             President   1999 to     Chairman, Americas            118 Funds          None
                         Princeton, NJ 08543-9011  and         present     Region since 2001, and     169 Portfolios
                         Age: 61                   Director    and 1998    Executive Vice President
                                                               to present  since 1983 of Fund Asset
                                                                           Management, L.P. ("FAM")
                                                                           and Merrill Lynch
                                                                           Investment Managers,
                                                                           L.P. ("MLIM"); President
                                                                           of Merrill Lynch Mutual
                                                                           Funds since 1999;
                                                                           President of FAM
                                                                           Distributors, Inc.
                                                                           ("FAMD") since 1986 and
                                                                           Director thereof since
                                                                           1991; Executive Vice
                                                                           President and Director
                                                                           of Princeton Services,
                                                                           Inc. ("Princeton
                                                                           Services") since 1993;
                                                                           President of Princeton
                                                                           Administrators, L.P.
                                                                           since 1988; Director of
                                                                           Financial Data Services,
                                                                           Inc. since 1985.
                       ------------------------------------------------------------------------------------------------------------
                       * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                         Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice
                         President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President
                         of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
                         Mr. Glenn serves at the pleasure of the Board of Directors.
                       ------------------------------------------------------------------------------------------------------------


                                                                                                        Number of
                                                                                                      Portfolios in        Other
                                                  Position(s)   Length                                Fund Complex     Directorships
                                                     Held       of Time    Principal Occupation(s)     Overseen by        Held by
Name                         Address & Age         with Fund    Served*     During Past 5 Years          Director         Director
-----------------------------------------------------------------------------------------------------------------------------------
      Independent Directors
-----------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes         P.O. Box 9011             Director    1998 to      Professor Emeritus of        45 Funds           None
                         Princeton, NJ 08543-9011              present      Finance, School of        54 Portfolios
                         Age: 61                                            Business, State
                                                                            University of New York
                                                                            at Albany since 2000;
                                                                            and Professor thereof
                                                                            from 1989 to 2000.
-----------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery    P.O. Box 9011             Director    1998 to     Professor, Harvard            45 Funds       UnumProvi-
                         Princeton, NJ 08543-9011              present     Business School since      54 Portfolios     dent Corp-
                         Age: 50                                           1989.                                        oration;
                                                                                                                        Newell Rub-
                                                                                                                        bermaid Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Charles C. Reilly        P.O. Box 9011             Director    1998 to     Self-employed financial       45 Funds           None
                         Princeton, NJ 08543-9011              present     consultant since 1990.     54 Portfolios
                         Age: 71
-----------------------------------------------------------------------------------------------------------------------------------
Kevin A. Ryan            P.O. Box 9011             Director    1998 to     Founder and currently         45 Funds           None
                         Princeton, NJ 08543-9011              present     Director Emeritus of The   54 Portfolios
                         Age: 69                                           Boston University Center
                                                                           for the Advancement of
                                                                           Ethics and Character and
                                                                           Director thereof from
                                                                           1989 to 1999; Professor
                                                                           from 1982 to 1999 at
                                                                           Boston University.
-----------------------------------------------------------------------------------------------------------------------------------
Roscoe S. Suddarth       P.O. Box 9011             Director    2000 to     Former President, Middle      45 Funds           None
                         Princeton, NJ 08543-9011              present     East Institute from        54 Portfolios
                         Age: 67                                           1995 to 2001.
-----------------------------------------------------------------------------------------------------------------------------------
Richard R. West          P.O. Box 9011             Director    1998 to     Professor of Finance          45 Funds      Bowne &
                         Princeton, NJ 08543-9011              present     since 1984, and            54 Portfolios    Co., Inc.;
                         Age: 64                                           currently Dean Emeritus                     Vornado
                                                                           of New York University,                     Realty Trust;
                                                                           Leonard N. Stern School                     Alexander's
                                                                           of Business                                 Inc.
                                                                           Administration.
-----------------------------------------------------------------------------------------------------------------------------------
Edward D. Zinbarg        P.O. Box 9011             Director    2000 to     Self-employed financial       45 Funds           None
                         Princeton, NJ 08543-9011              present     consultant since 1994.     54 Portfolios
                         Age: 67
                       ------------------------------------------------------------------------------------------------------------
                       * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until
                         December 31 of the year in which they turn 72.
                       ------------------------------------------------------------------------------------------------------------


                                                  Position(s)   Length
                                                     Held       of Time
Name                         Address & Age         with Fund    Served*         Principal Occupation(s) During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
      Fund Officers
-----------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke          P.O. Box 9011             Vice        1998 to     First Vice President of FAM and MLIM since 1997 and the
                         Princeton, NJ 08543-9011  President   present     Treasurer thereof since 1999; Senior Vice President and
                         Age: 42                   and         and         Treasurer of Princeton Services since 1999; Vice
                                                   Treasurer   1999 to     President of FAMD since 1999; Vice President of FAM and
                                                               present     MLIM from 1990 to 1997; Director of Taxation of MLIM
                                                                           since 1990.
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Jacob         P.O. Box 9011             Senior      2002 to     Managing Director of the Adviser and MLIM since 1997;
                         Princeton, NJ 08543-9011  Vice        present     Vice President of MLIM from 1984 to 1997.
                         Age: 50                   President
-----------------------------------------------------------------------------------------------------------------------------------
John M. Loffredo         P.O. Box 9011             Senior      2002 to     Managing Director of the Adviser and MLIM since 1997;
                         Princeton, NJ 08543-9011  Vice        present     Vice President of MLIM from 1991 to 1997.
                         Age: 38                   President
-----------------------------------------------------------------------------------------------------------------------------------
Theodore R. Jaeckel Jr.  P.O. Box 9011             Vice        2002 to     Director (Municipal Tax-Exempt Fund Management) of the
                         Princeton, NJ 08543-9011  President   present     Adviser since 1997; Vice President of the Adviser since
                         Age: 41                   and                     1991.
                                                   Portfolio
                                                   Manager
-----------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino      P.O. Box 9011             Secretary   2001 to     Director (Legal Advisory) of MLIM since 2002; Vice
                         Princeton, NJ 08543-9011              present     President of MLIM since 1999: Attorney associated with
                         Age: 42                                           MLIM since 1997; Associate with Kirkpatrick & Lockhart
                                                                           LLP from 1992 to 1997.
                       ------------------------------------------------------------------------------------------------------------
                       * Officers of the Fund serve at the pleasure of the Board of Directors.
-----------------------------------------------------------------------------------------------------------------------------------

Custodian              Transfer Agents                               NYSE Symbol

The Bank of New York   Common Stock:          Preferred Stock:       MUJ
100 Church Street      The Bank of New York   The Bank of New York
New York, NY 10286     101 Barclay Street     100 Church Street
                       New York, NY 10286     New York, NY 10286


                                     22 & 23

[LOGO] Merrill Lynch  Investment Managers

                                                              [GRAPHICS OMITTED]

MuniHoldings New Jersey Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper         #HOLDNJ2--7/02